EXHIBIT 10.17

              AMENDING AGREEMENT BETWEEN BOUNTY DEVELOPMENTS LTD.,
                  128664 ALBERTA LTD. AND DAMASCUS ENERGY INC.
                            DATED FEBRUARY 20, 2007








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BOUNTY DEVELOPMENTS LTD.                                1250, 340 - 12 Ave. S.W.
                                                                     Calgary, AB
                                                                         T2R 1L5
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                                                              Tel (403) 264-4994
                                                              Fax (403) 266-6031
                                                            PCLARK@BOUNTYDEV.COM

                                                               February 20, 2007


1286664 ALBERTA LTD.                        DAMASCUS ENERGY INC.
22 Barclay Walk S.W.,                       22 Barclay Walk S.W.,
Calgary, Alberta T2P 4V9                    Calgary, Alberta T2P 4V9

ATTENTION: MICHAEL VANDALE                  Attention:  Michael Vandale

                                            PATCH ENERGY INC.
                                            300, 441 5th Avenue, S.W.,
                                            Calgary, Alberta

                                            ATTENTION:  MICHAEL VANDALE

Dear Sirs:

RE: FARMOUT AGREEMENT RE: FIREBAG, ALBERTA DATED ON OR ABOUT DECEMBER 12, 2006 BETWEEN BOUNTY DEVELOPMENTS LTD. ("BOUNTY") AND 1286664 ALBERTA LTD. ("1286664"), (THE "FIREBAG FARMOUT AGREEMENT") SECTIONS 25-36 TWP 91 RGE 2 W4M
        SECTIONS 1-6 TWP 92 RGE 2 W4M
        OIL SANDS BELOW THE TOP OF THE VIKING FM TO BASE WOODBEND GRP BOUNTY FILES: AM- 227-001 & AM-227-002

        AND

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RE:     FARMOUT AGREEMENT RE: DOVER (ELLS), ALBERTA DATED ON OR ABOUT
        NOVEMBER 30, 2006 BETWEEN BOUNTY AND DAMASCUS ENERGY INC.
        ("DAMASCUS") (THE "DOVER FARMOUT AGREEMENT")
        SECTIONS 2-5, 8-11 AND 14-17, TWP 96-15 W4M
        SECTIONS 25-27, 35, 36 TWP 93 RGE 14 W4M;
        SECTIONS 4-9, TWP 95 RGE 14 W4M;
        SECTIONS 19-21, 28-33, 94-14 W4M
        OIL SANDS BELOW THE TOP OF THE VIKING FM TO BASE WOODBEND GRP BOUNTY FILES: AM-226-001 & AM-226-002

        AND

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RE:     EXTENSION AND CASH TRANSFER AGREEMENT DATED JANUARY 22, 2007 (THE
        "JAN 22, 2007 AMENDING AGREEMENT")


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Bounty  hereby  confirms  its  agreement  and, by signing in the space  provided below, 1286664, Damascus and Patch confirm their agreement to the following amendments to the Dover Farmout Agreement, the Firebag Farmout Agreement and the January 22, 2007 Amending Agreement:


1. 1286664 shall have until February 27, 2007, or such other time as the parties agree to in writing, to pay to bounty the $2,000,000 Canadian referred to in paragraph 3(a) of the Firebag Farmout Agreement. 1286664 shall pay simple interest on the said $2,000,000 Canadian to Bounty at the rate of 10 percent per annum from January 22, 2007 until such funds plus interest are paid to Bounty.

2. 1286664 shall have until February 27, 2007, or such other time as the parties agree to in writing, to pay to Bounty the $3,100,000 Canadian referred to in paragraph 3(b) of the Firebag Farmout Agreement. 1286664 shall pay simple interest on the said $3,100,000 Canadian to Bounty at the rate of 10 percent per annum from January 15, 2007 until such funds plus interest are paid to Bounty.

Except as amended hereby, the Firebag Farmout Agreement, the Dover Farmout Agreement and the Jan 22, 2007 Amending Agreement shall remain in full force and effect. Place confirm your agreement with the changes stated herein by signing and returning this letter as soon as possible.



Yours truly,
BOUNTY DEVELOPMENTS LTD.

/s/ Jan Klimosko

JAN KLIMOSKO,
CONTROLLER



                  Acknowledged and Agreed to this 22nd day of February, 2007

                  1286664 ALBERTA LTD.

                  PER:  /s/ MICHAEL VANDALE
                      ----------------------------------

                  Acknowledged and Agreed to this 22nd day of February, 2007.

                  DAMASCUS ENERGY INC.

                  PER:  /s/ MICHAEL VANDALE
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                  Acknowledged and Agreed to this 22nd day of February, 2007.

                  PATCH ENERGY INC.

                  PER:  /s/ MICHAEL VANDALE
                      -----------------------------------